UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

New York

1-13082

13-3131650

(State or other jurisdiction of

(Commission

(IRS Employer

incorporation)

File Number)

Identification No)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)(Zip code)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 25, 2011, Kenneth Cole Productions, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  Pursuant to the Company’s Restated Certificate of Incorporation and By-laws, the holders of the Class A Common Stock, one vote per share, and the Class B Common Stock, ten votes per share, vote together as a single class on all matters to be voted upon at the Annual Meeting.  The holders of Class A Common Stock vote separately as a class to elect 25%, but not less than two directors, of the Company’s Board of Directors.

The final voting results for the following proposals that were voted upon at the Company’s Annual Meeting are as follows:

Proposal 1 - To elect six directors to serve for the terms expiring on the date of the Annual Meeting of the Company in 2012 and until their respective successors are duly elected and qualified.

Election of Directors – Class A Only

Name	Votes For	Votes Withheld	Broker Non-vote

Michael J. Blitzer	6,342,288	634,340	1,056,793
Philip R. Peller	6,733,200	243,428	1,056,793

Election of Directors – Class A & B

Name	Votes For	Votes Withheld	Broker Non-vote

Kenneth D. Cole	86,840,339	241,259	1,056,793
Martin E. Franklin	82,082,234	4,999,364	1,056,793
Robert C. Grayson	86,158,328	923,270	1,056,793
Denis F. Kelly	86,451,311	630,287	1,056,793

Proposal 2 - To resolve that the shareholders of the Company approve, on a non-binding    advisory basis, the compensation of the Company’s named executive officers, as  disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders under the heading entitled “Compensation Discussion and Analysis” and in the compensation tables and narrative discussion that follows.

Votes For	Votes Against	Votes Abstained	Broker Non-vote

85,916,923	1,134,550	30,125	1,056,793

Proposal 3 -To determine the frequency of the shareholders vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders under the heading entitled “Compensation Discussion and Analysis” and in the compensation tables     and narrative discussion that follows.

1 Year	2 Years	3 Years	Abstain

5,687,472	1,670	81,368,945	23,511

Proposal 4 - To ratify the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2011.

Votes For	Votes Against	Votes Abstained	Broker Non-vote

88,109,461	17,179	11,751	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

Dated:  May 26, 2011

By:      /S/ DAVID P. EDELMAN

Name: David P. Edelman

Title:   Chief Financial Officer

                                                                        (Principal Financial and Accounting Officer)

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